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                      Supplement dated September 1, 2000
                        to Prospectus dated May 1, 2000

                                      of

                                Value Portfolio

                                A Portfolio of

                    The Universal Institutional Funds, Inc.
                                 P.O. Box 2798
                             Boston, Massachusetts
                                  02208-2798

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    The Prospectus is hereby amended and supplemented to reflect a change in the portfolio management of the Value Portfolio. Nicholas J. Kovich no longer serves as a Portfolio Manager of the Portfolio. Robert J. Marcin and Richard M. Behler, who previously shared primary responsibility with Mr. Kovich, will continue to have primary responsibility for managing the assets of the Portfolio. Accordingly, the paragraph under "PORTFOLIO MANAGERS" on page 4 is hereby deleted and replaced with the following:

  Richard J. Marcin and Richard M. Behler
  Robert J. Marcin, a Managing Director of Morgan Stanley, joined MAS in 1988 as a Portfolio Manager. Mr. Marcin holds a B.A. (Cum Laude) from Dartmouth College and is a Chartered Financial Analyst. Richard M. Behler, a Principal of Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management and as a Senior Vice President for Merrill Lynch Economics from 1987 through 1992. Mr. Behler received a B.A. (Cum Laude) in Economics from Villanova University and an M.A. and a Ph.D. in Economics from The University of Notre Dame. Messrs. Marcin and Behler have shared primary responsibility for managing the Portfolio's assets since its inception.

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              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE